FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2004


                                 BLUETORCH, INC.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

     000-3084133                              90-0093439
     -----------                              ----------
(Commission  File  Number)                    (IRS  Employer Identification No.)

               12607 Hidden Creek Way, Suite S, Cerritos, CA 90703
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (562) 623-4040
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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             Item 4. Changes in Registrant's Certifying Accountant.

(a) On June 15, 2004, the Board of Directors of Bluetorch, Inc. (the "Company") approved the dismissal of Stonefield Josephson, Inc. ("Stonefield") as independent auditors, effective immediately. The Company's Audit Committee approved this action of the Board of Directors.

Stonefield's reports on the Company's financial statements for the last two years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, Stonefield's opinion in its report on the Company's financial statements for last two years ended December 31, 2003 and 2002 included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going conern.

During the period from January 1, 2002 to June 13, 2004, there have not been any disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused them to make reference to the subject matter of the disagreement in connection with their report. None of the events described in Item
304(a)(1)(iv)(B)  of  Regulation  S-X  have occurred with respect to Stonefield.

The Company provided to Stonefield the disclosure contained in this Form 8-K and requested Stonefield to furnish a letter addressed to the Commission stating whether they agree with the statements made by the Company herein and, if not, the respects in which they do not agree. A letter from Stonefield is attached as Exhibit 16 to this Form 8-K and incorporated herein by reference.

(b) On June 14, 2004, the Board of Directors of the Company approved the Company's engagement of Squar, Milner, Reehl & Williamson, LLP ("Squar") as independent auditors for the Company, to replace Stonefield. The Company engaged Squar on June 14, 2004. The Company's Audit Committee approved this action of the Board of Directors.

During the period from January 1, 2002 to June 13, 2004, neither the Company nor anyone on its behalf consulted Squar regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or
(iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(v) of Regulation S-K (there being none).

                   Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.  The  following  exhibits  are  filed  with  this  report:

Exhibit  No.               Description  of  Exhibit
------------               ------------------------

16       Letter  of  Stonefield  Josephson,  Inc.  dated  June  16,  2004

99       Audit  Committee  Charter.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                   BLUETORCH,INC.

Dated:  June  21,  2004                         By: /s/ Bruce MacGregor
                                                  Bruce  MacGregor,  President